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                                                                     EXHIBIT 4.2


COMMON STOCK                                                    PAR VALUE $.01

  NUMBER                                                            SHARES

C

     THIS CERTIFICATE IS TRANSFERABLE IN                      CUSIP 053667 10 1
NEW YORK, NEW YORK AND JERSEY CITY, NEW JERSEY          SEE REVERSE FOR CERTAIN
                                                               DEFINITIONS

                         [AVIATION GROUP, INC. LOGO]


THIS IS TO CERTIFY THAT




is the owner of

                             CERTIFICATE OF STOCK

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF


Aviation Group, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.


     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

                                  COUNTERSIGNED AND REGISTERED
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                  BY


                                                            AUTHORIZED SIGNATURE



/s/ DENA LOOPER      /s/ LEE SANDERS     [CORPORATE SEAL]


   SECRETARY            PRESIDENT





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                             AVIATION GROUP, INC.


        The Corporation will furnish without charge to each stockholder who so requests a copy of the statement of designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of the Corporation or to the Transfer Agent.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - __________Custodian______________
                      (Cust)              (Minor)
                    under Uniform Gifts to Minors
                    Act _____________________________
                                  (State)

   Additional abbreviations may also be used though not in the above list.


For value received, ___________________, hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE.

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________


Signature:


________________________________________________________________________________
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in evey particular, without alteration or enlargement or any change whatever.

Signature guaranteed:


________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-16.